Exhibit 99.1

NEWS RELEASE

NuVasive Announces First Quarter 2023 Financial Results

–Continued above-market worldwide net sales growth of 5.8% as reported and 7.7% on a constant currency basis–

–U.S. cervical delivers sixth consecutive quarter of greater than 20% growth, driven by C360 and the Simplify

Cervical Disc–

SAN DIEGO – May 10, 2023 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended March 31, 2023.

First Quarter 2023 Highlights

●	Net sales were $307.7 million, a 5.8% increase as reported and a 7.7% increase on a constant currency basis, compared to the prior year period;
●	GAAP operating margin of 2.3%; Non-GAAP operating margin of 11.3%; and
●	GAAP diluted loss per share of ($0.02); Non-GAAP diluted earnings per share of $0.47.

“I am proud of our results and continued above-market growth,” said Chris Barry, chief executive officer of NuVasive. “Our solid performance—led by anterior and cervical procedural solutions—reflects the strength of our core spine business, positioning us well to combine with Globus Medical to deliver compelling long-term value creation for shareholders. We remain focused on operating our business and delivering on our commitments, while preparing for the merger to build a leading musculoskeletal technology company.”

First Quarter 2023 Results

NuVasive reported first quarter 2023 total net sales of $307.7 million, a 5.8% increase as reported and a 7.7% increase on a constant currency basis, compared to $290.8 million in the prior year period. First quarter 2023 total net sales were primarily driven by further adoption of new products and higher procedural volumes in the U.S.

For the first quarter of 2023, GAAP gross profit was $221.3 million, compared to $211.7 million in the prior year period. GAAP gross margin was 71.9%, compared to 72.8% in the prior year period. On a non-GAAP basis, gross profit was $221.3 million, compared to $212.2 million in the prior year period. Non-GAAP gross margin was 71.9%, compared to 73.0% in the prior year period.

The Company reported GAAP net loss of ($1.0) million, or diluted loss per share of ($0.02), compared to GAAP net income of $19.2 million, or diluted earnings per share of $0.35 in the prior year period. On a non-GAAP basis, the Company reported net income of $24.8 million, or diluted earnings per share of $0.47, compared to non-GAAP net income of $28.2 million, or diluted earnings per share of $0.54 in the prior year period.

Cash and cash equivalents were $181.2 million as of March 31, 2023. During the first quarter, the Company made a net sales milestone payment of $56.5 million related to the Simplify Medical acquisition.

Full-year 2023 Net Sales Guidance

The Company continues to expect 2023 net sales growth of 6%–8% on an as reported and constant currency basis, compared to full year 2022, based on foreign currency rates as of April 30, 2023.

Conference Call and Webcast

NuVasive will hold a conference call on Wednesday, May 10, 2023, at 1:30 p.m. PT / 4:30 p.m. ET to discuss the results of its financial performance for the first quarter of 2023. The dial-in numbers are 1-877-300-8521 for domestic callers and 1-412-317-6026 for international callers. A live webcast of the conference call and supplemental financial information of our first quarter 2023 results will be available on the Investor Relations section of our website at www.nuvasive.com. An audio replay of the call will be available until May 17, 2023. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 10178161. In addition, the webcast will be archived on the Investor Relations section of our website.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care, and change lives. The Company’s less-invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company’s comprehensive procedural portfolio includes surgical access instruments, spinal implants, fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative neuromonitoring technology and service offerings. With more than $1 billion in net sales, NuVasive operates in more than 50 countries serving surgeons, hospitals, and patients. For more information, please visit www.nuvasive.com.

Reconciliation of GAAP to Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, costs related to the proposed merger with Globus Medical, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives, non-cash interest expense (excluding debt issuance cost) and other significant one-time items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, costs related to the proposed merger with Globus Medical, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.

Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below in the financial tables accompanying this press release are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about NuVasive’s net sales outlook for 2023 and expectations regarding longer-term financial performance, and the consummation of the proposed transaction with Globus Medical and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to: (i) the impact of the COVID-19 pandemic on NuVasive’s business and financial results; (ii) further deterioration of general macroeconomic conditions, including inflationary pressures, disruptions to the global supply chain, fluctuations in currency exchange rates, higher freight and labor costs, and weakness in economic conditions generally; (iii) NuVasive’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; (iv) risks associated with acceptance of NuVasive’s surgical products and procedures by spine surgeons and hospitals, (v) development and acceptance of new products or product enhancements, (vi) clinical and statistical verification of the benefits achieved via the use of NuVasive’s products, (vii) NuVasive’s ability to adequately manage inventory as it continues to release new products, (viii) the remaining conditions to closing of the transaction with Globus Medical may not be satisfied on a timely basis or at all, including obtaining regulatory approval, (ix) the anticipated tax treatment of the transaction may not be obtained, (x) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the transactions, (xi) potential litigation relating to the proposed transaction that could be instituted against Globus Medical, NuVasive or their respective directors, (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (xiii) any negative effects of the announcement, pendency or consummation of the transactions on the market price of Globus Medical’s or NuVasive’s common stock and on Globus Medical’s or NuVasive’s businesses or operating results, (xiv) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xv) the risks and costs associated with the integration of, and the ability of Globus Medical and NuVasive to integrate, their businesses successfully and to achieve anticipated synergies, (xvi) the risk that disruptions from the proposed transaction will harm Globus Medical’s or NuVasive’s business, including current plans and operations, (xvii) the ability of Globus Medical or NuVasive to retain and hire key personnel and uncertainties arising from leadership changes, (xviii) legislative, regulatory and economic developments, and (xix) the other risks described in Globus Medical’s and NuVasive’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. In addition, this communication contains selected financial results for NuVasive for the period ended March 31, 2023 which are prior to the completion of review and audit procedures by NuVasive’s external auditors and are subject to adjustment. NuVasive’s projections for 2023 net sales guidance and expectations regarding longer-term financial performance represent initial estimates and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 initially filed by Globus Medical with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2023, as amended on March 24, 2023, in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Globus Medical’s or NuVasive’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Globus Medical nor NuVasive assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information About the Transaction and Where To Find It

This communication references the proposed business combination of NuVasive and Globus Medical. In connection with the proposed transaction, Globus Medical filed a registration statement on Form S-4 with the SEC on March 10, 2023, which was amended on March 24, 2023, and that includes a joint proxy statement/prospectus. The registration statement on Form S-4, including the joint proxy statement/prospectus, provides details of the proposed transaction and the attendant benefits and risks. The registration statement was declared effective on March 28, 2023, and NuVasive filed a definitive proxy statement on March 28, 2023. Globus Medical and NuVasive commenced mailing of the definitive joint proxy statement/prospectus to their respective stockholders on March 29, 2023. Globus Medical and NuVasive may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or the registration statement on Form S-4 or any other document which Globus Medical or NuVasive may file with the SEC. INVESTORS AND SECURITY HOLDERS OF GLOBUS MEDICAL AND NUVASIVE ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed by Globus Medical or NuVasive with the SEC will be available free of charge at the SEC’s website (www.sec.gov) and from Globus Medical and NuVasive, as applicable. Requests for copies of the joint proxy statement/ prospectus and other documents filed by Globus Medical with the SEC may be made by contacting Keith Pfeil, Chief Financial Officer, by phone at (610) 930-1800 or by email at kpfeil@globusmedical.com, and request for copies of the joint proxy statement/prospectus and other documents filed by NuVasive may be made by contacting Matt Harbaugh, Chief Financial Officer, by phone at (858) 210-2129 or by email at investorrelations@nuvasive.com.

No Offer

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

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Investor contact:

Juliet C. Cunningham

NuVasive, Inc.

858-210-2129

investorrelations@nuvasive.com

Media contact:

Melanie Ordoñez

NuVasive, Inc.

858-722-3899

media@nuvasive.com

NuVasive, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
(unaudited)	2023	2022
Net sales:
Products	$279,370	$265,973
Services	28,341	24,789

Total net sales	307,711	290,762
Cost of sales (excluding below amortization of intangible assets):
Products	64,877	57,183
Services	21,493	21,914

Total cost of sales	86,370	79,097

Gross profit	221,341	211,665
Operating expenses:
Selling, general and administrative	176,192	160,281
Research and development	24,573	23,358
Amortization of intangible assets	8,796	13,032
Business transition costs	4,614	3,060

Total operating expenses	214,175	199,731
Interest and other (expense) income, net:
Interest income	1,828	43
Interest expense	(4,378)	(4,379)
Other (expense) income, net	(4,436)	16,244

Total interest and other (expense) income, net	(6,986)	11,908
Income before income taxes	180	23,842
Income tax expense	(1,193)	(4,641)

Consolidated net (loss) income	$(1,013)	$19,201

Net (loss) income per share:
Basic	$(0.02)	$0.37

Diluted	$(0.02)	$0.35

Weighted average shares outstanding:
Basic	52,242	51,829

Diluted	52,242	62,579

NuVasive, Inc.

Consolidated Balance Sheets

(in thousands, except par value data)

	March 31, 2023	December 31, 2022
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$181,199	$248,663
Accounts receivable, net of allowances of $20,317 and $19,601, respectively	250,023	249,373
Inventory, net	345,945	338,601
Prepaid income taxes	8,782	7,118
Prepaid expenses and other current assets	20,409	21,457

Total current assets	806,358	865,212
Property and equipment, net	355,473	346,510
Intangible assets, net	174,341	184,289
Goodwill	638,686	639,663
Operating lease right-of-use assets	93,273	95,112
Deferred tax assets	74,575	68,273
Restricted cash and investments	1,494	1,494
Other assets	22,954	23,952

Total assets	$2,167,154	$2,224,505

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$122,277	$120,333
Contingent consideration liabilities	27,218	66,975
Accrued payroll and related expenses	50,102	58,448
Operating lease liabilities	10,193	10,019
Income tax liabilities	15,786	12,217
Senior convertible notes	449,220	448,056

Total current liabilities	674,796	716,048
Long-term senior convertible notes	444,871	444,202
Deferred and other tax liabilities	14,219	13,088
Operating lease liabilities	101,606	103,806
Contingent consideration liabilities	41,461	63,640
Other long-term liabilities	16,521	14,831
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, none outstanding	—	—

Common stock, $0.001 par value; 150,000 shares authorized at March 31, 2023 and December 31, 2022; 59,223 shares issued and 52,349 outstanding at March 31, 2023; 58,939 shares issued and 52,134 outstanding at December 31, 2022	63	63
Additional paid-in capital	1,476,318	1,469,411
Accumulated other comprehensive loss	(1,392)	(3,249)
Retained earnings	85,102	86,115
Treasury stock at cost; 6,874 shares and 6,805 shares at March 31, 2023 and December 31, 2022, respectively	(686,411)	(683,450)

Total equity	873,680	868,890

Total liabilities and equity	$2,167,154	$2,224,505

NuVasive, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
(unaudited)	2023	2022
Operating activities:
Consolidated net (loss) income	$(1,013)	$19,201
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	33,467	36,801
Deferred income taxes	(5,209)	(3,891)
Amortization of non-cash interest	1,986	1,963
Stock-based compensation	6,907	6,807
Changes in fair value of contingent consideration	(4,799)	39
Net gain on strategic investments	(310)	—
Net loss (gain) from foreign currency adjustments	4,787	(15,988)
Reserves on current assets	1,959	(1,864)
Other non-cash adjustments	968	1,326
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(729)	(17,216)
Inventory	(7,657)	(3,215)
Prepaid expenses and other current assets	1,192	805
Payment of contingent consideration	(25,462)	(1,198)
Accounts payable and accrued liabilities	2,438	(6,758)
Accrued payroll and related expenses	(8,420)	(10,491)
Income taxes	1,865	218

Net cash provided by operating activities	1,970	6,539
Investing activities:
Purchases of property and equipment	(35,148)	(33,223)
Other investing activities	—	(947)

Net cash used in investing activities	(35,148)	(34,170)
Financing activities:
Payment of contingent consideration	(31,671)	(6,839)
Purchases of treasury stock	(2,961)	(5,345)
Other financing activities	(270)	(521)

Net cash used in financing activities	(34,902)	(12,705)
Effect of exchange rate changes on cash	616	(443)

Decrease in cash, cash equivalents and restricted cash	(67,464)	(40,779)
Cash, cash equivalents and restricted cash at beginning of period	250,157	247,585

Cash, cash equivalents and restricted cash at end of period	$182,693	$206,806

For the Three Months Ended March 31, 2023

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited - in thousands, except per share data)

		Operating	Net (Loss)		Diluted	Net (Loss) to
	Gross Profit	Profit	Income	Diluted EPS	WASO[6]	Adjusted EBITDA
Reported GAAP	$221,341	$7,166	$(1,013)	$(0.02)	52,242	$(1,013)
% of net sales	71.9%	2.3%
Amortization of intangible assets		8,796	8,796
Litigation related expenses and settlements[1]		10,402	10,402			10,402
Business transition costs[2]		4,614	4,614			4,614
European medical device regulation[3]		3,754	3,754			3,754
Net gain on strategic investments			(310)			(310)
Non-cash acquisition-related foreign currency impacts[4]			5,183			5,183
Tax effect of adjustments[5]			(6,669)
Interest expense/(income), net						2,550
Income tax expense						1,193
Depreciation and amortization						33,467
Non-cash stock-based compensation						6,907
Adjusted Non-GAAP	$221,341	$34,732	$24,757	$0.47	52,778	$66,747
% of net sales	71.9%	11.3%				21.7%

[1]	Represents expenses and settlements associated with certain ongoing litigation matters.

[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, costs related to the proposed merger with Globus Medical, third-party acquisition costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.

[4]	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.

[5]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.

[6]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

For the Three Months Ended March 31, 2022

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited - in thousands, except per share data)

	Gross	Operating	Net	Diluted	Diluted	Net Income to
	Profit	Profit	Income	EPS[7]	WASO[8]	Adjusted EBITDA
Reported GAAP	$211,665	$11,934	$19,201	$0.35	62,579	$19,201
% of net sales	72.8%	4.1%
Non-cash purchase accounting adjustments on acquisitions[1]	557	557	557			557
Amortization of intangible assets		13,032	13,032
Litigation related expenses and settlements[2]		3,201	3,201			3,201
Business transition costs[3]		3,060	3,060			3,060
European medical device regulation[4]		2,191	2,191			2,191
Non-cash acquisition-related foreign currency impacts[5]			(9,318)			(9,318)
Tax effect of adjustments[6]			(3,768)
Interest expense/(income), net						4,336
Income tax expense						4,641
Depreciation and amortization						36,801
Non-cash stock-based compensation						6,807
Adjusted Non-GAAP	$212,222	$33,975	$28,156	$0.54	52,410	$71,477
% of net sales	73.0%	11.7%				24.6%

[1]

Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.

[2]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.

[3]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.

[5]	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.

[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.

[7]	Reported GAAP diluted EPS is calculated using Net Income plus interest and debt issuance costs on senior convertible notes whose effect is dilutive, net of tax divided by diluted WASO.

[8]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.